September 2014 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Blackstone Mortgage Trust, Inc.
(“BXMT”) with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Additionally, other statements in this presentation reflect the opinion of BXMT’s management as of the dates indicated. Such forward-looking and other statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include, but are not limited, to those described under the section entitled “Risk Factors” in its Annual Report on
Form 10-K for the fiscal year ended December 31, 2013 as such factors may be updated from time to time in its periodic filings with the
Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.  BXMT undertakes no obligation to publicly update or review any forward-looking statement or other information in this presentation, whether as a result of new information, future developments or otherwise.
We refer to “core earnings”, which is a non-GAAP financial measure, in this presentation. A reconciliation of core earnings to net income, the most directly comparable GAAP measure, is included in this presentation and in our most recent Quarterly Report on Form
10-Q, and is available on our website at
www.bxmt.com.
Slide 17 of this presentation includes a reference to imputed core return on equity (“Imputed Core ROE”) and other economic terms relating to a sample BXMT loan transaction that are presented solely for purposes of illustrating the impact of using floating-rate financing to finance the origination of a floating-rate loan and should not be viewed as indicative of the results that will be achieved for any particular loan in BXMT’s portfolio or of BXMT’s results as a whole.  The loan economics presented are hypothetical  and based upon a number of assumptions, including no defaults on the loan, and are subject to various risks and uncertainties. Accordingly, there are or will be important factors, including those referred to above that could cause the actual economics that are achieved on this or any other loan in BXMT’s loan portfolio to differ materially from those indicated in this illustration. In particular, it should be noted that as a result of such factors the net spread between whole loan yields and the cost of related leverage, the leverage multiple applicable to any particular loan and allocable overhead may vary materially from period to period and across BXMT’s loan portfolio.  Imputed Core
ROE also excludes potential incentive management fees and is presented before any tax effects.
Information included in this presentation is as of or for the period ended June 30, 2014, unless otherwise indicated.
Forward-Looking Statements and Other Matters

Blackstone Mortgage Trust, Inc. (NYSE: BXMT) is a real estate investment trust that originates senior loans collateralized by commercial properties in the U.S. and Europe
•
Portfolio weighted average LTV of 63%
•
Over 60% of the collateral located in major markets- New York, California and the UK
•
Superior sourcing, informational, execution and asset management capabilities
•
Significant alignment of interest: BX investment of $99 million in BXMT
(a)
Commercial real estate environment marked by healthy property transaction volume gives rise to strong borrower demand for transitional capital
•
BXMT advantage over traditional lenders in terms of speed, reliability and flexibility
Market leading liability structure including multi-currency credit facilities, asset specific financings and senior participation sales
•
Structured to optimize economics with an emphasis on stability
Our focused senior lending strategy is designed both to provide attractive current income and protect investors’ capital
•
With a LIBOR-based lending and funding model, our returns increase with rising short-term interest rates
Blackstone Mortgage Trust Overview

a) Based on BXMT June 30, 2014 closing price of $29.00. Includes investments by BX employees and associates.
We are managed by Blackstone (“BX”), a world leader in real estate investing with over $80 billion of real estate debt and equity AUM and approximately $130 billion of owned real estate

Blackstone
Mortgage Trust

[redacted]

[redacted] [redacted] [redacted] [redacted] [redacted] [redacted]

Blackstone
Mortgage Trust

$10 billion AUM
67 professionals
Rated / Approved Special Servicer
Superior Real Estate Platform

Blackstone Real Estate
$70 billion AUM
226 professionals
Blackstone Real Estate is a premier debt and equity investment and asset management platform
•
Opportunistic
•
$13.3B fund
Equity Debt
•
Opportunistic
•
€5B fund
•
Opportunistic
•
$4.4B fund
•
Core plus
•
$1.6B committed
•
Launched U.S.
open-ended fund
•
Mezzanine debt
•
$3.3B fund
•
$2.1B committed
•
Mezzanine securities
•
Focus on CMBS
•
$860M+ equity under
management
•
Senior loans
•
$3.8B of assets
•
$1.4B equity market
capitalization
Global
Funds
Europe
Funds
Asia
Fund
International
Core +
Drawdown
Funds
Liquid Debt
Strategies
BREP VII BREP Europe IV BREP Asia BPP BREDS II BSSF/ BREIF

Superior Real Estate Platform

Blackstone Real Estate has proprietary insight, long standing expertise and superior access to deal flow
54M
Square Feet
Largest owner
in U.S.
Office
101M
Square Feet
Most active investor
since 2011
Retail
32,764
Units
Major investor
nationally
Multifamily
298k
Keys
Largest operator
globally
Hotel

Seasoned Management Team and Fully Integrated Platform

Origination
Europe          – United States
23 Professionals
Asset
Management
8 Professionals
Legal /
Compliance
4 Professionals
Michael Nash
Executive Chairman
CIO of BREDS
Jonathan Gray
Global Head of Real Estate
Member of Blackstone Board of Directors
Member of BXMT Investment Committee
John Schreiber
Co-Founder of Blackstone Real Estate Advisors
Member of BXMT Board of Directors
Chair of BXMT Investment Committee
Stephen Plavin
CEO & President
SMD of BREDS
Douglas
Armer
Anthony
Marone
Weston
Tucker
Robert
Harper
Thomas
Ruffing
Randall
Rothschild
Tim
Johnson
Capital Markets / Investor Relations / Finance
13 Professionals
Paul
Quinlan
Christopher
Chee

Real Estate Market Overview

Positive
Feedback
Loop
Economic conditions are sustaining a favorable commercial real estate market
•
Liquidity and fundamentals in the commercial real estate market are generally in balance
Economy
Recovering
Technicals
Improving
Confidence
Growing
Capital
Returning

Sources: REIS & Federal Reserve Economic Data as of Q1 2014.
Real Estate Market Overview

Limited new supply coupled with modest growth is a favorable investment environment for senior commercial real estate debt
$14,381
$17,295
2009 2010 2011 2012 2013 2014
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
'99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14
U.S. Aggregate Construction
Completions
U.S. GDP
($ in billions)

U.S. CRE Debt Holders
($ in billions)
(Office, Industrial and Retail Sectors)
Real Estate Market Overview

Debt markets are normalizing, but CMBS issuance is still below peak levels
Source: PREA Compendium of Statistics, September 2014
Global CMBS Issuance
($ in billions)
(Office, Industria and Retail Sectors)
US Depository
Institutions,
$1,548
CMBS Issuers,
$706
Other, $398
Life
Companies,
$342
GSEs, $239
$0
$60
$120
$180
$240
$300
$360
$420
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E
1Q 2Q 3Q 4Q Projected

Target Investments

Loan Size  $50 million to $500 million
Collateral First mortgages on stabilized or transitional assets
Property Type All commercial property types
Geographies North America and Europe
Loan to Value Last dollar 60 to 80%
Rate LIBOR + 3.50% and higher, scaled to risk
Term 3 to 5 years
Amortization
Typically interest only
Fees Typically 1.0% origination fee and 0.25% to 0.50% extension fees
Prepayment 12 to 24 months of spread maintenance

Capital Deployment

Since May 2013, BXMT has closed 50 loans representing $4.5 billion of commitments
•
Average loan size is $90 million
Cumulative BXMT Loan Originations
($ in millions)
Senior Loans
(Net Book Value, % of Total)
94.2%
Floating Rate Loans
(Net Book Value, % of Total)
100.0%
Senior Loans
(Net Book Value, % of Total)
94.2%
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14 May-14

Portfolio Snapshot

BXMT’s portfolio is geographically diversified, but weighted toward New York, California and the UK
HI
2.0%
2.5%
OH
0.2%
1.3%
1.4%
3.8%
MI
0.2%
NV
0.3%
0.9%
OR
RI
VA
AZ
IL
2.6%
CO
FL
5.0%
TX
GA
3.9%
WA
6.0%
CA
18.9%
NY
31.6%
1.4%
UK
14.6%
1.1%
NL
DC
2.3%

Property Type Diversification
Portfolio Snapshot

Loan to Value
($ in millions)
Collateral property types are primarily office, hotel and multifamily; loan-to-value ratios are most frequently in the 65% - 70% range
The portfolio has a weighted average all-in yield of L + 5.02%
Office
37%
Multifamily
13%
Hotel
32%
Condo
9%
Other
9%
0% -
50%
50% -
55%
55% -
60%
60% -
65%
65% -
70%
70% -
75%
75% -
80%
80% -
85%
85% -
100%
$200
$400
$600
$800
$1,000
$1,200
$1,400

Blackstone
Mortgage Trust

Oakland
MacArthur Fwy
Miller Park
Marina District
Presidio
Financial District
Redwood Heights
Richmond District
San Francisco
Alameda Island
Fruitvale
Alameda
Nimitz Fwy
Chabot Regional Park
Castro
Potrero Hill
Sunset District
Bernal Heights
East 14th Street Business District
Bayview
San Leandro
Lakeshore
Balboa Park
Visitacion Valley
Crocker Amazon
San Francisco Bay
Castro Valley
Daly City
Brisbane
Colma
San Lorenzo
Hayward
South San Francisco
Mt Eden Park
San Bruno
Pacifica
Millbrae
San Mateo Bridge
Sweeney Ridge
Pacifica Skatepark
Coyote Point County Park
Burlingame
Hillsborough
McNee Ranch State Park
San Mateo
Foster City
Montara
Redwood Shores
Moss Beach
Highlands-Baywood Park
Belmont
San Carlos
El Granada
Skylawn Funeral Home
Redwood City
Half Moon Bay
North Fair Oaks
East Palo Alto
Emerald Hills
Menlo Park
Palo Alto
West Menlo Park
Woodside
Stanford
Purisima Creek Redwoods Open

aloft

WESTIN
The Westin

BXMT Sample Transaction: SFO Airport Hotels
$100.0 million floating rate, first mortgage loan secured by the Westin and aLoft SFO Airport hotels
•
70.7% LTV; $154k per key
•
Diverse demand drivers including airport traffic and SF/Silicon Valley business overflow
Transaction sourced through existing Blackstone relationship with high quality sponsor
BX office and hotel investments in California enabled definitive, efficient execution

Blackstone
Mortgage Trust

eBar
InterContinental Chicago Magnificent Mile
Nordstrom
E Illinois St
E Illinois St
E Illinois St
N Wabash Ave
N Rush St
Applus+ Home Inspections
Tribune Tower
N Cityfront Plaza Dr
Billy Goa
NBC Tower
Bongiorno's Pizza
University of Chicago: Gleacher Center
Family Insurance
The Wrigley Bldg
Wendella Sightseeing Boats
River Esplanade
Mid-Continental Plaza
ump International l & Tower Chicago
N Wabash Ave
N Michigan Ave
Chicago Riverwalk
Chicago Riverwalk
Cafe Simo
Club Quarters Wacker at Michigan
Hyatt Regency Chicago
Chipotle Mexican Grill
Wyndham Grand Chicago Riverfront
McDonald's

BXMT Sample Transaction: 401 North Michigan Avenue
$190.0 million floating rate, first mortgage loan secured by 401 North Michigan Avenue in Chicago
•
Well located class A office building undergoing value-enhancing repositioning; 69.7% LTV
•
Initial funding of $145.0 million with $45.0 million future funding commitment for building improvements and leasing
Transaction sourced through existing Blackstone relationship with experienced regional owner
Located in a core U.S. market where Blackstone has been an active investor
401 N. Michigan
401 N. Michigan
Wrigley Bldg.
Sheraton NBC
Tribune

Blackstone
Mortgage Trust

E 72nd St
E 71st St
St James' Church
E 70th St
Apartments &
Apartment Houses
Park Ave
Lexington Ave
E 71st St
E 70th St
E 72nd St
E 73rd St
E 74th St
3rd Ave
E 67th St
E 68th St
Hunter College
68 St - Hunter
College [6]
5th Ave
E 66th St
E 69th St
E 64th St
Madison Ave
E 68th St
E 63rd St
Hôtel Plaza Athénée
Church of Saint
Vincent Ferrer
E 67th St
The Lowell Hotel
The Touraine
E 66th St
2nd Ave
E 62nd St
E 64th St
E 61st St
Lexington Av/63 St [F]
E 66th St
1871 House
Affinia Gardens
East Dr

ONE WAY

BXMT Sample Transaction: Westminster UES
$181.0 million floating rate, first mortgage loan secured by The Westminster apartment building located on Manhattan’s Upper East Side
•
150 unit multifamily rental building undergoing condominium conversion
•
68.3% LTV
Sponsored by repeat BXMT borrower that specializes in development and management of multifamily properties

Westminster UES

Blackstone
Mortgage Trust

Spa Fields Park
A501
B502
Inn Rd
CLERK
lative Regents Park
National Hospital
for Neurology...
Bourne Estate
Hatton Garden
A400
A40
Oxford St
A40
A40
Chancery Ln
A4
spa LONDON
Marshall Street
A4
Inner Temple Gardens
Regent St
A401
LONDON
Strand
Waterloo Bridge
Dover Street Market
A4
A4
London &
Associated Properties
A3211
Hatfields
The Mall

BXMT Sample Transaction: Aldwych House
£78.0 million floating rate, first mortgage loan secured by Aldwych House in central London
•
Well located 162k sf prime office building undergoing £28 million, value-enhancing, refurbishment
•
50.4% LTV
Transaction sourced through existing Blackstone relationship with local operating partner paired with a well capitalized institutional sponsor

Aldwych House

BXMT Illustrative Loan Economics

BXMT’s floating rate senior loans are supported by significant owner’s equity
Prudent use of balance sheet leverage drives attractive risk adjusted returns for BXMT shareholders
Illustrative Loan Economics
(a)
Whole Loan Yield
(b)
L + 4.00%
Leverage:
Advance Rate 80.0%
All-in Cost
(b)
L + 2.00%
Net Spread 2.00%
Leverage Multiple 4.0 X
Levered Spread 8.00%
Base Return L + 4.00%
Gross ROI L + 12.00%
Less Overhead Allocations
(c)
:
Management Fee 1.50%
General & Administrative 0.50%
Working Capital/
Equity Deployment 2.50% - 1.50%
Imputed Core ROE
(d)
L + 7.50% - 8.50%
LTV Capital Structure $ Cum.
Credit Facility Advance
$80.0  million
53.3% $80.0 million
BXMT Equity
$20.0  million
66.7% $100.0 million
Owner Equity
$50.0  million
100.0% $150.0 million
a)
This illustration is presented solely for demonstrating our floating-rate business model and should not be viewed as indicative of the results that will be achieved for any particular loan in BXMT’s portfolio or of BXMT’s aggregate results. The loan economics presented are hypothetical and are subject to various risks and uncertainties. See “Forward-Looking Statements and Other Matters”
for further discussion of such risks and uncertainties.
b)
Whole loan yield and all-in cost of leverage include amortization of fees and expenses pursuant to GAAP in addition to current pay rates, and assume no defaults.
c)
Overhead allocations are illustrative, actual allocations vary materially and depend on expenses incurred, working capital and defensive liquidity needs, overall capital deployment and performance among other factors.
d)
Imputed Core ROE for this illustrative loan excludes potential incentive fees and is a hypothetical illustrative measure and does not represent BXMT Core Earnings.

Financing

a) Includes two GBP denominated facilities (£153 million and £250 million) represented in USD terms.
b) Assuming senior mortgage collateral for new transactions; includes applicable origination and extension fees.
All-in Pricing
(b)
L + 1.70% - L + 2.00%
Advance Rate 75% - 80%
Term Term matched to expected life of collateral loans
Mark-to-Market
No capital market marks; underlying RE performance mark-to-
market only
Index / Currency
Index matched; currency matched
•
Revolving credit facilities provide for efficient liquidity management
Capacity $2.9 billion
(a)
The mainstay of BXMT’s financing capacity is comprised of six credit facilities totaling $2.9 billion
(a)

Financing (Cont’d)

Asset specific financings augment BXMT’s leverage strategy
•
Non-revolving; generally non-recourse
•
Pricing directly related to underlying collateral assets
$912.9
Total Asset-Specific Financing Capacity
($ in Millions)
$342.5
•
Non-cross collateralized, with limited recourse and margin call provisions
•
Bank counterparties
•
Debt structure
Asset-Specific
Repurchase
Agreements
$461.1
•
Senior loan participations sold by BXMT
•
BXMT maintains privity with borrower on whole loan
•
Non-debt structure
Participations
Sold
$109.3
•
Transaction structures resulting in off-balance sheet senior interests
•
Mortgage & mezzanine loan inter-creditor agreement
•
Non-debt structure
Off-Balance
Sheet Senior
Interests
(a)
a) These financing structures are not  deemed off-balance sheet arrangements  under GAAP.

Superior Sponsorship
•
Affiliation with BX Real Estate, the largest private equity real estate business in the world
•
Significant alignment of interest: $99 million BX investment
(a)
•
BREDS has approximately $10 billion AUM
Strong Origination Platform
•
$4.5 billion of loans closed since May 2013 equity recapitalization
•
Robust pipeline generated from BX network
Attractive Market Opportunity
•
Commercial real estate environment marked by healthy property transaction volume gives rise to strong borrower demand for transitional capital that traditional lenders cannot supply
Focused Strategy
•
Senior lending strategy provides attractive current income and protects capital
Floating-Rate Business Model
•
Returns increase with rising short-term interest rates, and therefore our asset and equity values are insulated from such increases
BXMT Investment Highlights

a) Based upon June 30, 2014 closing price. Includes investments by BX employees and associates.

Appendix: 2Q 2014 Earnings Release Excerpts

Second Quarter 2014 Balance Sheet, Results, and Core Earnings
($ in Millions)
CT Legacy portfolio
$15.5
Secured debt
obligations
($15.5)
Equity and other
($2.4)
($5.5)
Loan Origination
portfolio
$41.4
$33.5
($15.5)
$0.2
(b)
$2.4
$-
$-
Interest income
Interest expense
Non-cash comp.
G&A expenses
Net results
$41.4
$-
($15.3)
$-
($5.5)
Core
Earnings
Net
Income
$20.5
+
+
+
+
Convertible notes,
net
Balance Sheet
(a)
(b)
(a)
$1,122
$161
$36
$2,241
$3,488
Includes stockholders’ equity of $1.2 billion, less the net of (i) cash and cash equivalents of $120.5 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $29.8 million, and (iii) accounts payable, accrued expenses, and other liabilities of $34.0 million.
Adjustment represents non-cash amortization of the deemed issue discount on convertible notes resulting from the conversion option value accounting under GAAP.

$3.5 billion of floating-rate loans, indexed to
LIBOR.
$2.2 billion of floating-rate liabilities, also
indexed to LIBOR.
Return on net investment of $1.3 billion
increases with increasing LIBOR.
•
All else equal, a 100bp increase in LIBOR
would increase net interest income by
$11.8 million
(b)
per year, or $0.24 per share.
Floating-Rate Business Model
Because of BXMT’s LIBOR-based lending and funding business model, its returns increase with rising short-term interest rates.
Loan Capitalization
(a)
(Principal Balance, $ in Millions)
Floating-rate
loans
Floating-rate
borrowings
Floating-rate
Net investment
$1,273
$2,241
$3,514
(a)
Includes only the Loan Origination portfolio with an aggregate principal balance of $3.5 billion, capitalized with $2.2 billion of secured borrowings, and with a $1.3 billion net investment. Excludes the assets, liabilities, and equity of the CT Legacy Portfolio.
(b)
Includes the impact of LIBOR floors for loan receivable investments.

Loan Origination Segment Portfolio Details
The following table provides details of BXMT’s Loan Origination Segment portfolio:
(a) Includes 83% of loans indexed to one-month LIBOR and 17% indexed to three-month LIBOR; and 18% of loans that earn interest based on LIBOR floors.
(b) Maximum maturity date assumes all extension options are exercised, however BXMT’s loans may be repaid prior to such date.
(c) Includes (i) 32 senior mortgage loans with an aggregate principal balance of $1.6 billion, and (ii) one mezzanine loan with a principal balance of $33.6 million where
BXMT originated the entire loan and sold a senior interest to finance its overall investment.
($ in Millions)
Origination Date
Loan Type
Principal
Balance
Book
Value
Cash
Coupon
(a)
All-In
Yield
(a)
Maximum
Maturity
(b)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 5/22/14 Senior loan 338.0 $  335.7 $        L + 4.00% L + 4.34% 5/22/19 UK Hotel 57%
Loan 2 11/21/13 Senior loan 181.0 179.5 L + 4.50% L + 4.86% 11/9/18 NY Multifamily 68%
Loan 3 10/23/13 Sub. mortgage part. 173.8 169.0 L + 5.66% L + 9.25% 4/9/15 WA Office 67%
Loan 4 12/17/13 Senior loan 140.0 139.0 L + 4.75% L + 5.27% 1/9/19 NY Office 70%
Loan 5 1/30/14 Senior loan 125.0 124.4 L + 4.30% L + 4.63% 12/1/17 NY Hotel 38%
Loan 6 6/20/14 Senior loan 114.6 113.2 L + 5.75% L + 6.39% 6/20/16 CA Hotel 43%
Loan 7 6/7/13 Senior loan 105.9 105.6 L + 3.80% L + 3.97% 6/15/18 CA Office 43%
Loan 8 2/25/14 Senior loan 101.0 99.6 L + 4.40% L + 4.81% 3/9/19 Diversified Hotel 49%
Loan 9 2/20/14 Senior loan 95.7 95.2 L + 4.40% L + 4.58% 3/9/19 NY Office 69%
Loan 10 10/30/13 Senior loan 95.2 94.7 L + 4.38% L + 4.61% 11/9/18 CA Hotel 72%
Loan 11 1/7/14 Senior loan 91.0 89.6 L + 4.75% L + 5.43% 1/7/19 Diversified Other 65%
Loan 12 9/30/13 Senior loan 89.5 89.4 L + 3.70% L + 3.83% 9/30/20 NY Multifamily 62%
Loan 13 6/26/14 Senior loan 87.0 86.1 L + 4.30% L + 4.83% 7/15/19 NY Multifamily 79%
Loan 14 8/8/13 Senior loan 85.5 85.1 L + 4.25% L + 4.62% 8/10/18 Diversified Diversified 59%
Loan 15 3/4/14 Senior loan 83.3 83.8 L + 4.00% L + 4.63% 3/4/18 UK Office 50%
Loans 16-48 Various
Various
(c)
1,607.5 1,598.3 L + 4.45% L + 4.87% Various Various Various 68%
Total/Wtd. avg. 3,514.0 $     3,488.2 $     L + 4.46% L + 5.02% 4.1 years 63%

CT Legacy Portfolio
BXMT received its first CTOPI promote distribution resulting in $13.1 million of net income, after amounts paid under legacy compensation plans. Additionally, CTOPI’s net unrealized promote allocable to
BXMT increased by $2.3 million, representing incremental future value.
CT Legacy Partners reported a $7.2 million gain on investments carried at fair value, reflecting improved recovery expectations of legacy assets.
In July, CT Legacy Partners received a $19.6 million loan repayment, which resulted in a net distribution of $6.9 million to BXMT.
2Q’14 Book Value
($ per share)
CTOPI Net Promote
(a)
($ in Millions)
CT Legacy Portfolio
Component Book Value
($ per share)
Total $0.75
CT CDO I
and other
$0.21
CT Legacy
Partners
$0.54
CTOPI $ -
$0.75
$24.76
Loan
Origination
CT Legacy
Total
Book Value
$25.51
$14.9
$18.0
$18.5
$13.1
3Q'13 4Q'13 1Q'14 2Q'14
Unrealized Realized
(a)
Represents the cumulative net realized and unrealized promote allocable to BXMT, after amounts payable under legacy compensation plans.
$7.7